UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2024

BEAM GLOBAL

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEEM	NASDAQ Capital Market
Warrants	BEEMW	NASDAQ Capital Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2024, Beam Global (the “Company”) announced the appointment of Mark Myers, 48, as Chief Operating Officer. Prior to joining Beam Global on January 16, 2024, Mr. Myers was the Senior Director of Operations of thyssenkrupp Bilstein of America, leading manufacturing, supply chain, distribution, and quality for high-quality aftermarket shock absorbers and suspension systems. Prior to that, he was the Director of Manufacturing Operations for General Atomics Electromagnetic Systems, a Management Consultant at McKinsey & Co. and served as a Nuclear Navy Officer for the United States Navy. Mr. Myers holds a Master of Science in Executive Leadership from the University of San Diego, a Master of Science in Engineering Management from Old Dominion University in Norfolk, VA and a Bachelor of Science in Naval Architecture and Marine Engineering from the Webb Institute in Glen Cove, NY.

Mr. Myers and the Company agreed to an offer letter dated December 19, 2023 whereby the Company agreed to pay Mr. Myers an annual salary of $250,000 per year. Mr. Myers is eligible for an annual bonus up to 50% of his base salary subject to performance metrics established by the Company. On January 16, 2024, the Company also granted Mr. Myers an option to purchase up to 50,000 shares of the Company’s common stock at an exercise price equal to $5.90 which shall vest monthly over a four-year period commencing on January 31, 2024.

Mr. Myers and the Company have not engaged in any related party transaction. Mr. Myers has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers. There are currently no other arrangements or understandings with Mr. Myers with respect to his appointment as Chief Operations Officer.

Item 7.01	Regulation FD Disclosure

A press release announcing the appointment of Mr. Myers was issued by the Company on January 30, 2024, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated January 30, 2024.
104	Cover Page Interactive Data File (formatted in inline XBRL, and included in exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM GLOBAL

Dated: January 31, 2024	By:	/s/ Lisa A. Potok
	Name:	Lisa A. Potok
	Title:	Chief Financial Officer

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